                                                                   Exhibit 10.27

               FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 30th day of March, 2004, by GENERAL PHYSICS CORPORATION, a corporation organized under the laws of the State of Delaware ("General Physics") and SKILLRIGHT, INC., a Delaware corporation ("Skillright"; General Physics and Skillright are hereinafter referred to collectively as "the "Borrower"), GSE SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("GSE Systems"), GSE POWER SYSTEMS, INC., a Delaware corporation ("GSE Power") and MSHI, INC., a Virginia corporation ("MSHI"; GSE Systems, GSE Power and MSHI are hereinafter referred to collectively as "GSE"), jointly and severally and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

     A. The Borrower, MXL Industries, Inc. ("MXL") and the Lender are parties to a Financing and Security Agreement dated August 13, 2003 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement").

     B. The Financing Agreement provides for some of the agreements between the Borrower and the Lender with respect to a revolving credit facility in an amount not to exceed $25,000,000.

     C. Pursuant to Section 2.4.12 of the Financing Agreement, the Borrower has notified the Lender that all obligations of MXL shall be terminated, and therefore the Financing Agreement shall be deemed modified to eliminate all references to MXL and any and all obligations of MXL under the Financing Agreement and all of the other Financing Documents.

     D. The Borrower has requested that the Lender make available to GSE a revolving credit facility in the maximum principal amount of $1,500,000 as a part of the revolving credit facility described in Recital B above.

     E. The Lender is willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed by the Borrower and GSE.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Borrower and the Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $9,244,984.

     3. The Borrower represents and warrants to the Lender as follows:

          (a) Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

          (b) Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

          (c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms;

          (d) All of Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of Borrower's execution of this Agreement; and

          (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

     4. The Financing Agreement is hereby amended as follows:

          (a) Section 1.1 (Certain Defined Terms) is modified by deleting the following defined terms in their entirety and inserting the following in place thereof:

          ""Collateral" means the Borrower Collateral and the GSE Collateral.

          "Credit Facility" means the Revolving Credit Facility, the Letter of Credit Facility or the GSE Loan, as the case may be, and "Credit Facilities" means collectively the Revolving Credit Facility, the Letter of Credit Facility and the GSE Loan and any and all other credit facilities now or hereafter extended under or secured by this Agreement.

          "Guarantor" or "Guarantors" means GP Strategies Corporation, a corporation organized and existing under the laws of the State of Delaware ("GPX") and its successors and assigns.

          "Guaranty" means that certain guaranty of payment for the benefit of Lender dated the date hereof from GPX, as the same may from time to time be extended, amended, restated or otherwise modified.

          "Note" means the Revolving Credit Note or the GSE Note, and "Notes" means collectively the Revolving Credit Note, the GSE Note and any other promissory note which may from time to time evidence all or any portion of the Obligations.

          "Permitted Uses" means (a) as to Borrower, to refinance existing indebtedness owed to Fleet National Bank, LaSalle Business Credit, Inc. and Washington Mutual Bank, FA (the successor in interest to Dime Savings Bank of New York, FSB) and for general working capital purposes arising in the ordinary course of Borrower's business and to support the issuance of Letters of Credit and (b) as to GSE for general working capital purposes arising in the ordinary course of GSE's business.

          "Prepayment" means a Revolving Loan Mandatory Prepayment, a Revolving Loan Optional Prepayment, a GSE Mandatory Prepayment or a GSE Optional Prepayment, as the case may be, and "Prepayments" mean collectively all Revolving Loan Mandatory Prepayments, Revolving Loan Optional Prepayments, GSE Mandatory Prepayments and GSE Optional Prepayments."

          (b) Section 1.1 (Certain Defined Terms) is modified by adding the following defined terms:

          ""Cash Flow means as to GSE and its Subsidiaries for any period of determination thereof, the sum of (a) the net profit (or loss) determined in accordance with GAAP consistently applied less any dividends or distributions and less any capitalized research and development expense, plus (b) depreciation and amortization, plus (c) interest expense.

          "Debt Service" means as to GSE and its Subsidiaries for any period of determination thereof an amount equal to the total of the aggregate amount of all payments of principal and interest with respect to Indebtedness for Borrowed Money of GSE and its Subsidiaries scheduled to be due and payable during such period.

          "Debt Service Coverage Ratio means as to GSE and its Subsidiaries for the period of any determination the ratio of (a) Cash Flow to (b) Debt Service

          "GSE" means GSE Systems Inc., a Delaware corporation, its successors and assigns."

          "GSE Borrowing Base" has the meaning described in Section 2.5.3 (GSE Borrowing Base).

          "GSE Borrowing Base Deficiency" has the meaning described in Section
     2.5.3 (GSE Borrowing Base).

          "GSE Borrowing Base Report" and "GSE Borrowing Base Reports" have the meanings described in Section 2.5.3 (GSE Borrowing Base).

          "GSE Collateral" means all property of GSE subject from time to time to the Liens of this Agreement, any of the Security Documents and/or any of the other Financing Documents, together with any and all Proceeds thereof.

          "GSE Collateral Account" has the meaning described in Section 2.5.8 (GSE Collateral Account).

          "GSE Eligible Receivables" means Eligible Receivables as defined herein, as related to GSE only and not the Borrower.

          "GSE Loan" has the meaning described in Section 2.5.1 (GSE Revolving Credit Facility).

          "GSE Loan Account: has the meaning described in Section 2.5.9 (GSE Loan Account.

          "GSE Lockbox" has the meaning described in Section 2.5.8 (GSE Collateral Account).

          "GSE Mandatory Prepayment" and "GSE Mandatory Prepayments" have the meanings described in Section 2.5.6 (Mandatory Prepayments of GSE Loan).

          "GSE Note" has the meaning described in Section 2.5.5 (GSE Revolving Credit Note).

          "GSE Optional Prepayment" and "GSE Optional Prepayments" have the meanings described in Section 2.5.7 (Optional Prepayments of GSE Loan).

          "GSE Revolving Credit Committed Amount" has the meaning described in
     Section 2.5.1 (GSE Revolving Credit Facility)

          "GSE Revolving Credit Commitment Period" means the period of time from March 30, 2004 to the Business Day preceding the Revolving Credit Termination Date.

          "GSE Unbilled Receivables" means Receivables which otherwise qualify as GSE Eligible Receivables but which shall be billed within fifteen (15) days after the last day of the prior month and are included in GSE's General Ledger Account number 1160-0001 titled "Sales earned not billed".

          "GSE Unused Line Fees" and individually, a "GSE Unused Line Fee" have the meanings described in Section 2.5.10 (GSE Unused Line Fee)."

          (c) Section 2.1.1 (Revolving Credit Facility) is hereby deleted in its entirety and the following is hereby inserted in its place:

          "2.1.1 Revolving Credit Facility.

               Subject to and upon the provisions of this Agreement, Lender establishes a revolving credit facility in favor of Borrower. The aggregate of all advances under the Revolving Credit Facility (which includes advances of the GSE Revolving Credit Committed Amount) is sometimes referred to in this Agreement as the "Revolving Loan".

               The principal amount of Twenty Five Million Dollars ($25,000,000) is the "Revolving Credit Committed Amount".

               During the Revolving Credit Commitment Period, Lender agrees to make advances under the Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to Borrower's request, the outstanding principal balance of the Revolving Loan and all Letter of Credit Obligations would not exceed the lesser of (a) the Revolving Credit Committed Amount less the GSE Loan or (b) the then most current Borrowing Base.

               Unless sooner paid, the unpaid Revolving Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date."

          (d) Section 2.3(a) is hereby deleted in its entirety and the following is hereby inserted in its place:

               "(a) Each advance of the Revolving Loan and the GSE Loan shall bear interest until maturity (whether by acceleration, declaration, extension or otherwise) at the Applicable Rate as determined in accordance with the provisions of this Section."

          (e) Section 2.4.1 is hereby deleted in its entirety and the following is hereby inserted in its place:

          "2.4.1 Borrowers' Representatives.

               (a) Borrower: Lender is hereby irrevocably authorized by Borrower and GSE to make advances under the Revolving Loan to Borrower pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one or more of the Persons who is from time to time a Responsible Officer of Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of Borrower on file with Lender. Lender assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations delivered by Borrower to Lender in connection with the Credit Facilities, any advance of the Revolving Loan, any Letter of Credit or any other transaction in connection with the provisions of this Agreement.

               (b) GSE: Lender is hereby irrevocably authorized by Borrower and GSE to make advances under the GSE Loan to GSE pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one or more of the Persons who is from time to time a Responsible Officer of GSE under the provisions of the most recent certificate of corporate resolutions and/or incumbency of GSE on file with Lender. Lender assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations delivered by GSE to Lender in connection with the GSE Loan or any other transaction in connection with the provisions of this Agreement."

          (f) The following section is added to Article II (The Credit Facilities):

          "Section 2.5 The GSE Revolving Credit Facility.

               Section 2.5.1 GSE Loan.

               Subject to and upon the provisions of this Agreement and as a part of the Revolving Credit Commitment, Lender establishes a revolving credit facility in favor of GSE. The aggregate of all advances under the GSE Revolving Credit Facility is sometimes referred to in this Agreement as the "GSE Loan".

               The principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) is the "GSE Revolving Credit Committed Amount" and shall be included in and a part of the Revolving Credit Committed Amount.

               During the GSE Revolving Credit Commitment Period, Lender agrees to make advances under the GSE Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to GSE's request, (a) the outstanding principal balance of the GSE Loan would not exceed the lesser of (i) the GSE Revolving Credit Committed Amount of
     (ii) the then most current GSE Borrowing Base and (b) the outstanding principal balance of the Revolving Loan, the GSE Loan and all Letter of Credit Obligations would not exceed the Revolving Credit Committed Amount.

               Unless sooner paid, the unpaid GSE Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date.

               Section 2.5.2 Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans.

               Borrower may borrow under the GSE Revolving Credit Facility on any Business Day. Advances under the GSE Loan shall be deposited to a demand deposit account of GSE with Lender (or an Affiliate of Lender) or shall be otherwise applied as directed by GSE, which direction Lender may require to be in writing. No later than 12:00 p.m. (Eastern Time) on the date of the requested borrowing, GSE shall give Lender oral or written notice (a "Loan Notice") of the amount and (if requested by Lender) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by GSE within three (3) Business Days after the making of the requested advance under the GSE Loan. Each Loan Notice shall be irrevocable.

               In addition, GSE hereby irrevocably authorizes Lender at any time and from time to time, without further request from or notice to GSE, to make advances under the GSE Loan, and to establish, without duplication, reserves against the GSE Borrowing Base, which Lender, in its sole and absolute discretion, deems necessary or appropriate to protect the interests of Lender, including, without limitation, advances and reserves under the GSE Loan made to cover debit balances in the GSE Loan Account, principal of, and/or interest on, the GSE Loan, the Obligations (including, without limitation, any Letter of Credit Obligations), and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the GSE Loan that Lender may advance or reserve hereunder exceeds the GSE Revolving Credit Committed Amount or the GSE Borrowing Base. Lender shall communicate to Borrower from time to time any action taken under this paragraph either orally or in writing.

               2.5.3 GSE Borrowing Base.

               As used in this Agreement, the term "GSE Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty percent (80%) of the amount of GSE Eligible Receivables and (b) eighty percent (80%) of GSE Unbilled Receivables.

               The GSE Borrowing Base shall be computed based on the GSE Borrowing Base Report most recently delivered to and accepted by Lender in its sole and absolute discretion. In the event GSE fails to furnish a GSE Borrowing Base Report required by Section 2.5.4 (GSE Borrowing Base Report), or in the event Lender believes that a GSE Borrowing Base Report is no longer accurate, Lender may, in its sole and absolute discretion exercised from time to time and without limiting its other rights and remedies under this Agreement, suspend the making of or limit advances under the GSE Loan.

               If at any time the total of the aggregate principal amount of the GSE Loan exceeds the GSE Borrowing Base, a borrowing base deficiency ("GSE Borrowing Base Deficiency") shall exist. Each time a GSE Borrowing Base Deficiency exists, GSE, at the sole and absolute discretion of Lender exercised from time to time, shall pay the GSE Borrowing Base Deficiency ON DEMAND to Lender.

               Without implying any limitation on Lender's discretion with respect to the GSE Borrowing Base, the criteria for GSE Eligible Receivables contained in the definition of GSE Eligible Receivables is in part based upon the business operations of GSE existing on or about March 30, 2004 and upon information and records furnished to Lender by GSE. If at any time or from time to time hereafter, the business operations of GSE change or such information and records furnished to Lender is incorrect or misleading, Lender in its discretion, may at any time and from time to time during the duration of this Agreement change such criteria or add new criteria. Lender shall communicate such changed or additional criteria to GSE from time to time either orally or in writing.

               2.5.4 GSE Borrowing Base Report.

               GSE will furnish to Lender no less frequently than monthly and at such other times as may be requested by Lender a report of the GSE Borrowing Base (each a "GSE Borrowing Base Report"; collectively, the "GSE Borrowing Base Reports") in the form required from time to time by Lender, appropriately completed and duly signed. The GSE Borrowing Base Report shall contain the amount and payments on the GSE Receivables, both billed and unbilled, and the calculations of the GSE Borrowing Base, all in such detail, and accompanied by such supporting and other information, as Lender may from time to time request. Upon Lender's request GSE will provide Lender with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding the Receivables, both billed and unbilled, as Lender may reasonably require. The items to be provided under this subsection shall be in form satisfactory to Lender, and certified as true and correct by a Responsible Officer (or by any other officers or employees of GSE whom a Responsible Officer from time to time authorizes in writing to do so), and delivered to Lender from time to time solely for Lender's convenience in maintaining records of the Collateral. The failure of GSE to deliver any of such items to Lender shall not affect, terminate, modify, or otherwise limit the Liens of Lender on the Collateral.

               2.5.5 GSE Revolving Credit Note.

               The obligation of GSE to pay the GSE Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "GSE Note") substantially in the form of EXHIBIT B-2 attached hereto and made a part hereof, with appropriate insertions. The GSE Note shall be dated as of March 30, 2004, shall be payable to the order of Lender at the times provided in the GSE Note, and shall be in the principal amount of the GSE Revolving Credit Committed Amount. GSE acknowledges and agrees that, if the outstanding principal balance of the GSE Loan outstanding from time to time exceeds the face amount of the GSE Note, the excess shall bear interest at the Post-Default Rate for the GSE Loan and shall be payable, with accrued interest, ON DEMAND. The GSE Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

               2.5.6 Mandatory Prepayments of GSE Loan.

               GSE shall make the mandatory prepayments (each a "GSE Mandatory Prepayment" and collectively, the "GSE Mandatory Prepayments") of the GSE Loan at any time and from time to time in such amounts as is required pursuant to Section 2.5.3 (GSE Borrowing Base) in order to cover any GSE Borrowing Base Deficiency.

               2.5.7 Optional Prepayments of GSE Loan.

               GSE shall have the option, at any time and from time to time, to prepay (each a "GSE Optional Prepayment" and collectively the "GSE Optional Prepayments") the GSE Loan, in whole or in part without premium or penalty.

               2.5.8 The GSE Collateral Account.

               GSE will deposit, or cause to be deposited, all Items of Payment to a bank account or bank accounts designated by Lender and from which Lender alone has power of access and withdrawal (collectively, the "GSE Collateral Account"). In the case of any deposit that is made by GSE manually (i.e., the payment is received by the GSE rather than being delivered to the GSE Lockbox or wired to the Collateral Account), such deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of GSE where necessary to permit the collection of any such Items of Payment, GSE hereby agreeing to make such endorsement. In the event GSE shall fail to do so, Lender is hereby authorized by GSE to make the endorsement in the name of GSE. Prior to such a deposit, GSE will not commingle any Items of Payment with any of the other funds or property of GSE, but will hold them separate and apart in trust and for the account of Lender.

               GSE shall direct its Account Debtors that all Items of Payment are to be either (a) wired to the GSE Collateral Account or (b) mailed to one or more post-office boxes designated by Lender, or to such other additional or replacement post-office boxes pursuant to the request of Lender from time to time (collectively, the "GSE Lockbox"). Lender shall have unrestricted and exclusive access to the Lockbox.

               GSE hereby authorizes Lender to inspect all Items of Payment, endorse all Items of Payment in the name of GSE, and deposit such Items of Payment in the GSE Collateral Account. Lender reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the GSE Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment which is unsatisfactory to Lender. In the event Items of Payment are returned to Lender for any reason whatsoever, Lender may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the GSE Loan Account, or other account, as appropriate.

               Lender will apply the whole or any part of the collected funds credited to the GSE Collateral Account against the GSE Loan (or with respect to Items of Payment that are not proceeds of Accounts or after the occurrence and during the continuance of an Event of Default, against any of the Obligations) or credit such collected funds to a depository account of GSE with Lender (or an Affiliate of Lender), the order and method of such application to be in the sole discretion of Lender.

               2.5.9 GSE Loan Account.

               Lender will establish and maintain a loan account on its books (the "GSE Loan Account") to which Lender will (a) debit (i) the principal amount of each advance of the GSE Loan made by Lender hereunder as of the date made, (ii) the amount of any interest accrued on the GSE Loan as and when due, and (iii) any other amounts due and payable by GSE to Lender from time to time under the provisions of this Agreement in connection with the GSE Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) credit all payments made by GSE to Lender on account of the GSE Loan as of the date made including, without limitation, funds credited to the GSE Loan Account from the GSE Collateral Account. Lender may debit the GSE Loan Account for the amount of any Item of Payment that is returned to Lender unpaid. All credit entries to the GSE Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by Lender in cash or solvent credits. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the GSE Loan Account shall be final, binding and conclusive upon GSE in all respects, absent manifest error, unless Lender receives specific written objection thereto from GSE within thirty (30) Business Days after such statement or reconciliation shall have been sent by Lender.

               2.5.10 GSE Unused Line Fee.

               GSE shall pay to Lender a revolving credit facility fee (collectively, the "GSE Unused Line Fees" and individually, a "GSE Unused Line Fee") in an amount equal to three-eighths percent (3/8%) per annum of the average daily unused and undisbursed portion of the GSE Revolving Credit Committed Amount in effect from time to time accruing during each quarter. The accrued and unpaid portion of the GSE Unused Line Fee shall be paid in arrears by GSE to Lender on the first day of each September, December, March and June, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.

               2.5.11 GSE Origination Fee.

               GSE shall pay to Lender on or before March 30, 2004 a loan origination fee in the amount of Fifteen Thousand Dollars ($15,000), which fee has been fully earned and is non-refundable."

     Exhibit A to this Agreement shall be deemed to be Exhibit B-2 to the Financing Agreement.

          (g) Section 3.2.2 (MXL Collateral) is hereby deleted in its entirety and the following is inserted in place thereof:

          "Section 3.2.2 GSE Collateral.

               (a) GSE hereby assigns, pledges and grants to Lender, and agrees that Lender shall have a perfected and continuing security interest in, and Lien on, (i) all of GSE's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Investment Property, and General Intangibles (in which GSE is permitted under the terms thereof to grant a security interest) and all of GSE's deposit accounts with any financial institution with which GSE maintains deposits, whether now owned or existing or hereafter acquired or arising, (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (iii) all insurance policies relating to the foregoing and the right to receive refunds of unearned insurance premiums under those policies, (iv) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all Equipment and General Intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records; and (v) all Proceeds and products of the foregoing. GSE further agrees that Lender shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents to which it is a party and under applicable Laws.

               (b) GSE covenants and agrees that GSE shall provide Lender with all necessary information and will execute and deliver such documents as are required to comply with the Federal Assignment of Claims Act of 1940 (31 U.S.C. Section 3727 and 41 U.S.C. Section 15), to perfect Lender's security interest in the Accounts arising under Government Contracts with a contract value equal to or greater than Fifty Thousand Dollars ($50,000) and such other Government Contracts as Lender may determine in its sole discretion."

          (h) The following section is hereby added to Section 7.1 (Affirmative Covenants - Borrower):

          "7.1.23 Financial Covenants - GSE.

               (a) Total Liabilities to Tangible Net Worth. GSE shall maintain, at all times a ratio of Total Liabilities to Tangible Net Worth not greater than 3.0 to 1.0.

               (b) Commencing March 31, 2004 GSE will maintain, on a consolidated basis and tested as of the last day of each of GSE's fiscal quarters for the four (4) quarter period ending on that date, a Debt Service Coverage Ratio of not less 1.2 to 1.0; provided, however, this covenant for the period ending March

     31, 2004 shall be calculated by multiplying the Cash Flow as of March 31, 2004 by a factor of 4; for the period ending June 30, 2004 shall be calculated by multiplying the aggregate Cash Flow as of March 31, 2004 and June 30, 2004 by a factor of 2; and for the period ending September 30, 2004 shall be calculated by multiplying the aggregate Cash Flow as of March 31, 2004, June 30, 2004 and September 30, 2004 by a factor of 1.33.

          (i) All references to MXL shall be deemed to be deleted from the Financing Agreement as of the date hereof. MXL is hereby released from any and all obligations under the Financing Agreement.

          (j) Section 9.1 (Notices) is modified by adding the following to the list of parties:

               "GSE:             GSE Systems, Inc.
                                 9189 Red Branch Road
                                 Columbia, MD 21045
                                 Attention: Jeffery G. Hough

               with a copy to:   GP Strategies Corporation
                                 777 Westchester Avenue, 4th Floor
                                 White Plains, NY 10604
                                 Attention: Andrea Kantor, Esquire

     5. The agreements of the Lender under this Agreement are subject to fulfillment on or before the date of this Agreement of the following conditions precedent in a manner satisfactory in form and substance to Lender and its counsel:

          (a) Organizational Documents - GSE: Lender shall have received:

               (i) a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of formation of GSE;

               (ii) a certified copy from the appropriate Governmental Authority under which GSE is organized, of GSE's organizational documents and all recorded amendments thereto;

               (iii) a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each jurisdiction in which the character of the properties owned by GSE or in which the transaction of its business makes such qualification necessary; and

               (iv) a certificate dated as of the date of this Agreement by the Secretary or an Assistant Secretary of GSE covering:

                    (A) true and complete copies of GSE's organizational and governing documents and all amendments thereto;

                    (B) true and complete copies of the resolutions of its Board of Directors authorizing (1) the execution, delivery and performance of the Financing Documents to which it is a party, (2) the borrowings hereunder, and (3) the granting of the Liens contemplated by this Agreement and the Financing Documents to which GSE is a party;

                    (C) the incumbency, authority and signatures of the officers of GSE authorized to sign this Agreement and the other Financing Documents to which GSE is a party; and

                    (D) the identity of GSE's current directors.

          (b) Opinion of GSE's Counsel. Lender shall have received the favorable opinion of counsel for GSE addressed to Lender.

          (c) Note. Lender shall have received the GSE Note, conforming to the requirements hereof and executed by a Responsible Officer of GSE and attested by a duly authorized representative of GSE.

          (d) Financing Documents and GSE Collateral. GSE shall have executed and delivered the Financing Documents to be executed by it, and shall have delivered original Chattel Paper, Instruments, Investment Property, and related GSE Collateral and all opinions and other documents contemplated by
     ARTICLE III (The Collateral).

          (e) Other Financing Documents. In addition to the Financing Documents to be delivered by GSE, Lender shall have received all other Financing Documents duly executed and delivered by Persons other than GSE.

          (f) Other Documents, Etc. Lender shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by Lender.

          (g) Payment of Fees. Lender shall have received payment of any Fees due on or before the date hereof.

          (h) Collateral Disclosure List. GSE shall have delivered to Lender a Collateral Disclosure List required under the provisions of Section 3.3 (Collateral Disclosure List) duly executed by a Responsible Officer of GSE.

          (i) Recordings and Filings. GSE shall have: (i) authorized, executed and/or delivered all Financing Documents required to be filed, registered or recorded in order to create, in favor of Lender, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (ii) delivered such evidence as Lender deems satisfactory that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

          (j) Insurance Certificate. Lender shall have received insurance certificates in accordance with the provisions of the Financing Agreement.

          (k) Landlord's Waivers. Lender shall have received a waiver from the landlord of the 9189 Red Branch Road, Columbia, Maryland location leased by Borrower in form reasonably acceptable to Lender and its counsel in their sole and absolute discretion.

          (l) Borrowing Base Report. Lender shall have received a current GSE Borrowing Base Report.

     6. GSE hereby joins in the Financing Agreement as a borrower for the purpose of rendering the representations, warranties and covenants contained in the Financing Agreement, as amended hereby.

     7. The Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     8. GSE shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

     9. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrower agrees that the Lender may rely on a telecopy of any signature of the Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:                      GENERAL PHYSICS CORPORATION


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

WITNESS OR ATTEST:                      SKILLRIGHT, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      GSE SYSTEMS, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      GSE POWER SYSTEMS, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      MSHI, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS:                                WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                            Lucy C. Campbell
                                            Vice President

                             AGREEMENT OF GUARANTOR

     The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated August 13, 2003 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the Lender. In order to induce the Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrower under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.

     WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS OR ATTEST:                      GP STRATEGIES CORPORATION


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------